                               Exhibit 10 (iiii)

                                       1
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                       AGREEMENT OF GENERAL PARTNERSHIP
                       --------------------------------
                                      OF
                                      --
                       OPL GROUP INVESTMENT PARTNERSHIP
                       --------------------------------


  This PARTNERSHIP AGREEMENT, dated as of December 1, 1997, of OPL Group Investment Partnership is entered into by and among Overseas Partners Ltd., a Bermuda company ("OPL"), Overseas Partners Re Ltd., a Bermuda company ("OP Re"), and those other Persons identified at any time or from time to time on Exhibit
                                                                       -------
A.
-

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, OPL and OP Re wish to join together to form a general partnership under the provisions of the Partnership Act, 1902, and the Exempted Partnerships Act, 1992, of Bermuda, for the purpose and on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements herein made, and other good and valuable consideration, the undersigned hereby agree as follows:


                                   ARTICLE I

                                    GENERAL

  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

  Section 1.1.  Definitions.
                -----------

          (a)  "Act" means the Exempted Partnerships Act 1992 of Bermuda.

          (b)  "Affiliate" has the meaning specified in Section 4.7.

          (c) "Agreement" means this Partnership Agreement, together with any Exhibits or other attachments and any documents incorporated herein, as amended from time to time.

          (d)  "Borrowing Partner" has the meaning specified in Section 3.1(e).

          (e)  "Capital Account" has the meaning specified in Section 3.1(f).

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          (f)  "Distribution Amount" has the meaning specified in Section 5.1.

          (g)  "Indemnified Parties" has the meaning specified in Section 6.3.

          (h)  "Investments" has the meaning specified in Section 2.2.

          (i)  "Liability" has the meaning specified in Section 7.1.

          (j)  "Liquidation" has the meaning specified in Section 8.5.

          (k)  "Offer" has the meaning specified in Section 5.1(a).

          (l)  "Offered Interest" has the meaning specified in Section 5.1(a).

          (m)  "Offeree" has the meaning specified in Section 5.1(a).

          (n)  "Offeror" has the meaning specified in Section 6.1(a).

          (o) "Partner" means any of those persons identified at any time or from time to time on Exhibit A attached hereto.

          (p) "Partnership" means the partnership created pursuant to this agreement and named in accordance with Section 2.1.

          (q)  "Partnership Majority" has the meaning specified in Section 2.3.

          (r)  "Partnership Share" has the meaning specified in Section 3.2(a).

          (s) "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (t)  "Resident Representative" has the meaning specified in Section
                                                                      -------
2.6.
---

          (u)  "Transfer Counsel" has the meaning specified in Section 6.2.

  Section 1.2.  References.  The words "herein", "hereof" and "hereunder" and
                ----------
other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.

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                                  ARTICLE II

                                  PARTNERSHIP

  Section 2.1.  Name of Partnership.  The name of the Partnership shall be the
                -------------------
OPL Group Investment Partnership (the "Partnership"). The Partnership's business may be conducted under any other name or names as a Partnership Majority shall determine on notice to the Partners.

  Section 2.2.  Purpose and Business of the Partnership.  As the Partners are
                ---------------------------------------
desirous of forming a partnership in order to enhance administrative efficiency and take advantage of the increased benefits and reduced costs ordinarily associated with the conduct of business in such form and with larger investment portfolios, the purpose and business of the Partnership is to invest in stocks, warrants, options, stock futures contracts and other equity instruments and notes, bonds, debentures, and other interest bearing instruments (collectively, "Investments"), to own, manage and supervise Investments, to share the profits and losses therefrom, and to engage in all other activities related, incidental or ancillary thereto. In furtherance of this purpose, the Partnership shall have all powers necessary, suitable or convenient for the accomplishment of this purpose, alone or with others, as principal or agent, including, without limitation, the following:

          (a) to buy, sell and invest, directly or indirectly and with or without other Persons, through partnerships, joint ventures or otherwise, in equity or debt Investments, whether such Investments are readily marketable or not;

          (b) to hold, receive, mortgage, pledge, transfer, exchange, otherwise dispose of, and otherwise deal in and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to any Investments and other property;

          (c)  to open, maintain and close accounts with brokers;

          (d) to open, maintain and close custody accounts and bank accounts and draw checks and other orders for the payment of moneys;

          (e) to engage outside accountants, custodians, investment advisors, attorneys and any and all other third-party agents and assistants, both professional and nonprofessional, including, without limitation, Affiliates of the Partners, and to compensate them in such reasonable degree and manner as may be deemed necessary or advisable;



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          (f)  to enter into, make and perform all contracts, agreements and other undertakings and borrow such funds as may be necessary or advisable or incident to carrying out its purpose;

          (g) to sue and be sued, to prosecute, settle or compromise all claims against third parties, to compromise, settle or accept judgment with respect to claims against the Partnership and to execute all documents and make all representations, admissions and waivers in connection therewith; and

          (h) to engage in any other lawful acts or activities which are incidental to the powers set forth in paragraphs (a) through (g) of this
                                           --------------         ---
     Section 2.2.
     -----------

  Section 2.3.  Location of the Principal Place of Business.  The Partnership's
                -------------------------------------------
registered office and principal place of business is Mintflower Place, 8 Par-la-Ville Road, Hamilton HM GX, Bermuda, but the Partnership may maintain such other location outside the United States as shall be designated by any number of Partners which together constitute more than half of the total number of Partners in the Partnership and which additionally have in the aggregate Partnership Shares which in total equal a percentage greater than 50% (a "Partnership Majority"). The Partnership shall not have an office in the United States. The management of the Partnership shall be undertaken by the Partners acting through the Partnership's office in Bermuda wherein the Partnership's audited accounts and records of its acts and financial affairs shall be maintained.

  Section 2.4.  Term of Partnership.  The term for which the Partnership shall
                --------------------
exist shall be from the date hereof until December 1, 2047, unless sooner terminated as hereinafter provided.

  Section 2.5.  Property Ownership.  All assets and property, whether real or
                ------------------
personal, tangible or intangible, owned by the Partnership, unless otherwise determined by a Partnership Majority, shall be owned by and held in the name of the Partnership.

  Section 2.6.  Resident Representative.  Codan Services Limited or such other
                -----------------------
body or Person as the Partnership Majority shall at any time and from time to time determine, shall be the Resident Representative of the Partnership for the purposes of and as required under the Act.

                                  ARTICLE III

                          CONTRIBUTIONS AND ACCOUNTS

  Section 3.1. Capital Contributions of the Partners.
               -------------------------------------

          (a)  Initial Capital Contributions.  Each Partner has made or shall be
               -----------------------------
     obligated to make capital contributions to the Partnership aggregating the

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     amount specified on Exhibit A as its initial capital contribution.  Such
                         ---------
     initial capital contributions shall be made sufficiently in advance of the time that Partnership obligations are due in order to permit such obligations to be satisfied promptly, and in any event not later than such time as is specified by a Partnership Majority.

          (b)  Subsequent Capital Contributions.  The Partners may make
               --------------------------------
     additional capital contributions, in which event their partnership interest will be amended accordingly. In the event (other than upon a Liquidation (as defined in Section 8.5) of the Partnership or a Partner's interest in
                    -----------
     the Partnership) a Partnership Majority determines that additional funds are necessary or desirable, then any Partner included in such Partnership Majority shall be permitted to make a loan to the Partnership on the terms provided in Section 3.1(d). A Person which acquires its Partnership
                 --------------
     interest in return for a capital contribution hereunder shall be treated as a Partner for all purposes of this Agreement, including the allocations and distributions under Section 3.2 hereof, on the date on which such Partner
                         -----------
     makes its initial capital contribution to the Partnership. Except as provided in Sections 5.2 and 5.5, a Person may be admitted to the
                 ------------      --
     Partnership with the consent of all of the Partners, and a Partnership Majority shall be permitted to make all amendments to this Agreement deemed necessary or appropriate by it to reflect such admission, except that no such amendment shall have the effect of altering a Partner's interest in the profits or losses of the Partnership or Partnership interest without such Partner's consent.

          (c)  Liquidation Adjustments.  Without limiting Section 3.2(c), upon a
               -----------------------                    --------------
     Liquidation (as defined in Section 8.5) of the Partnership or of a
                                -----------
     Partner's interest in the Partnership, the Partnership shall make adjustments to the Capital Accounts of the Partners to reflect the actual or anticipated profits and losses allocable among the Partners in accordance with, or as if there had been, an actual disposition of the assets of the Partnership at their respective fair market values.

          (d)  Loans to Partnership.  All advances or payments to the
               --------------------
     Partnership by any Partner prior to the Liquidation of the Partnership or such Partner's interest, other than the capital contributions made pursuant to Sections 3.1(a) or 3.1(b) hereof, shall be deemed to be loans by such
        ---------------    ------
     Partner to the Partnership

          (e)  Loans from Partnership to Partners.  A Partnership Majority may,
               ----------------------------------
     at any time or from time to time, authorize the Partnership to make a loan or loans to any Partner. Any such loan shall (i) entitle the Partnership to receive interest thereon for each quarter during which the loan is outstanding at a rate not less than the Loan Rate; (ii) be evidenced by a duly executed demand note; (iii) be repaid by the Partner receiving such loan (a "Borrowing Partner"), together with interest thereon as aforesaid, before the Borrowing Partner is entitled to receive any distribution of proceeds from dispositions of Partnership assets which are to

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     be made to Partners pursuant to this Agreement; (iv) be secured by a pledge of the Borrowing Partner's interest in the Partnership; and (v) be payable on demand by the Partnership.

          (f)  Capital Accounts.  The Partnership shall establish a "Capital
               ----------------
     Account" for each Partner which shall be determined and maintained throughout the full term of the Partnership in accordance with Section 704(b) of the Code and Treasury regulations thereunder. "Capital Account" shall mean the aggregate amount of capital contributions made by such Partner to the Partnership (i) reduced by (1) any losses allocated to such Partner, (2) any distributions made to such Partner, and (3) such Partner's distributive share of Partnership expenditures, and (ii) increased by any profits allocated to such Partner. The Capital Account of each Partner shall reflect all prior adjustments to the Capital Account of any predecessor holder of such Partner's interest in the Partnership or portion thereof and any other item which is required to be reflected in a Partner's Capital Account under the first sentence of this Section 3.1(f) or
                                                      --------------
     otherwise under this Agreement.

  Section 3.2.  Partnership Shares.
                ------------------

          (a)  Partnership Share.  The share of each Partner in the Partnership
               -----------------
     ("Partnership Share") shall be as set forth after its respective name in Exhibit A attached hereto. Except as provided in the last sentence of
     ---------
     Section 3.2(b) with respect to adjustments in accordance with Section
     --------------
     704(c) of the Code, Partnership Shares shall be determined in proportion to the capital contributions of the Partners.

          (b)  Allocation of Profits, Losses and Credits.  Subject to the last
               -----------------------------------------
sentence of this Section 3.2(b), the profits, losses and credits of the
                 --------------
Partnership (whether from operations, from the sale, exchange or other disposition of assets of the Partnership, or otherwise) shall be allocated among the Partners in accordance with their Partnership Shares as aforesaid.
"Profits" or "losses" as used herein shall include, without limitation, each item of Partnership income, gain, loss and deduction. Upon the admission to the Partnership of any other Person not already a Partner, and upon the making by any existing Partner of an additional capital contribution (where less than all existing Partners then make additional capital contributions in equal amounts), the Partnership shall adjust Capital Accounts and Partnership Shares in accordance with Section 704(c) of the Code and subsequent allocations of profits and losses (which include items thereof) shall be made under Section 704(c) of the Code to take into account such adjustments.

          (c)  Distributions.  All distributions (other than distributions in
               -------------
     connection with a Liquidation (as defined in Section 8.5) of the
                                                  -----------
     Partnership or of any Partner's interest in the Partnership) to the Partners of assets of the Partnership, including, but not limited to, distributions of the net proceeds of

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     sales by and loans to the Partnership, shall be made to the Partners in accordance with their Partnership Shares within 24 hours of demand, as aforesaid. Distributions in connection with a Liquidation (as defined in
     Section 8.5) of the Partnership or of any Partner's interest in the
     -----------
     Partnership shall be made in accordance with Section 8.5.
                                                  -----------


                                  ARTICLE IV

                         MANAGEMENT AND ADMINISTRATION

  Section 4.1.  Authority.  Subject to the terms and conditions of this
                ---------
Agreement, all decisions regarding the Partnership and the management and control of its affairs shall be made by a Partnership Majority. A Partner may delegate its authority to another Partner or may delegate authority for specific actions to any agent or third party subject to the control of the delegating Partner. The Partners shall, except as otherwise provided herein, have all of the rights and powers of general partners as provided in the Act and as otherwise provided by law.

  Section 4.2.  Action by the Partnership.
                -------------------------

          (a) The Partnership shall act either by resolution adopted at a meeting of the Partnership, held either in Person or by telephone, or without a meeting by written consent as evidenced by an instrument signed (or several instruments in like form together signed) by a delegate or representative of each Partner or by cable, telex or facsimile in such manner as such representatives shall unanimously agree. The presence of each Partner's delegate or representative shall constitute a quorum for meetings or acts of the Partnership. All meetings of the Partnership shall be conducted at the Partnership's principal office or such other place outside the United States as the Partners may agree.

          (b) An act of the Partnership shall require the vote or consent of the delegates or representatives of Partners constituting not less than a Partnership Majority.

  Section 4.3.  Action Within The United States.  Each Partner shall be
                -------------------------------
prevented from taking any action on behalf of the Partnership from a location within the United States without first obtaining oral or written advice from legal counsel that such action will not cause the Partnership to be engaged in a United States trade or business.

  Section 4.4.  United States Office.  The Partnership shall not maintain any
                --------------------
office or other fixed place of business within the United States, or hold itself out to the public as maintaining an office or fixed place of business within the United States.

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,POS=BOTTOM,QUAD=CENTER)






  Section 4.5.  Appointments and Removals.  Appointments and removals of its
                -------------------------
delegates and representatives by a Partner shall be effective upon written notice thereof given to the other Partners.

  Section 4.6.  Acts by Partners.  No Partner shall take, or commit the
                ----------------
Partnership to take, any action, either in its own name in respect of the Partnership or in the name of the Partnership, without the prior written approval of a Partnership Majority.

  Section 4.7.  Conflicts.  No Partner shall be required (whether directly or
                ---------
through its delegate) to manage, or participate in the management of the Partnership as its sole and exclusive function, and it may have other investment interests and may engage in other activities in addition to those relating to the Partnership, including the making or management of other investments. Subject to the foregoing, any Partner may manage or participate in the management of, the Partnership with the prior consent of a Partnership Majority. Without limitation on the foregoing, each Partner recognizes that the other Partners have the authority to make other investments and that the other Partners have made and will make other types of investments. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the Partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures and activities by each Partner, even if competitive with the affairs of any of the other Partners or the Partnership, is hereby consented to by each Partner and shall not be deemed wrongful or improper. Except as otherwise provided in this Agreement, no Partner nor any Affiliate (as hereinafter defined) of a Partner shall be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and such Partner and each Affiliate of a Partner shall have the right to take for its own account, or to recommend to others, any such particular investment opportunity. "Affiliate(s)" of a Person means (x) any officer, director, trustee, employee, shareholder, partner or relative within the third degree of kindred of such Person; (y) any corporation, partnership, trust or other entity directly or indirectly controlling, controlled by, under common control with, or advising or managing such Person; and (z) any officer, director, trustee, shareholder, general partner or employee of any entity described in clause (y) above.
             ----------


                                   ARTICLE V

                  TRANSFER OR ASSIGNMENT OF PARTNERSHIP SHARE

  5.1.  Right of First Refusal.
        ----------------------

          (a)  Subject to Sections 5.2 and 5.5, if any Partner (the "Offeror")
                          ------------     ---
     desires to sell or offer for sale or otherwise transfer from time to time all or any portion of the Offeror's interest in the Partnership (all or such portion is

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

     hereinafter referred to as the "Offered Interest"), the Offeror shall first furnish to each other Partner (an "Offeree") a document setting forth the proposed purchase terms of the bona fide offer for purchase of the Offered Interest for a specific dollar amount (the "Offer"), which document shall include the name and address of the proposed purchaser of the Offered Interest. For a period of 30 days after the receipt by an Offeree of the description of the Offer, an Offeree shall have a right of first refusal to purchase the Offered Interest which such Offeree must exercise by notice in writing to the Offeror within such 30 day period.

          (b) In the event that an Offeree shall have timely exercised its right of first refusal, the Offeror shall sell the Offered Interest to the Offeree, the Offeree shall pay the price specified in the Offer to the Offeror, and the parties shall otherwise consummate said transaction no later than 90 days after the date of delivery of the description of the Offer to the Offeree; provided that if more than one Offeree shall have
                           --------
     timely exercised such right of first refusal, such sale, payment and consummation of said transaction shall be made with such Offerees on a basis which is consistent with their proportionate interests in the Partnership.

          (c) If no Offeree timely exercises such right of first refusal with respect to the Offer, the Offeror shall then have a period of 60 days from the date on which such right of first refusal shall have expired to consummate the sale of all of the Offered Interest to the proposed purchaser identified in the document describing the Offer and on terms no more favorable to the purchaser than those terms offered to Offerees as set forth in the Offer. If the sale is not consummated by the Offeror pursuant to the Offer within such 60 day period, the Offeror may not transfer or assign any interest in the Partnership owned by it except in accordance with the offer and notice provisions contained herein.

  Section 5.2.  Deferral of Transfers and Assignments.  Any proposed transfer or
                -------------------------------------
assignment of all or part of a Partner's interest in the Partnership, whether to another Partner or to a third party, shall not be effective if as a result thereof the Partnership would (in the opinion of counsel selected in good faith by the non-transferring or non-assigning Partner with the largest Partnership Share ("Transfer Counsel")) terminate for U.S. tax purposes. If the prohibition set forth in the immediately preceding sentence would be operative as a result of the consequence specified in clause (a) upon a proposed transfer or
                                ----------
assignment of an interest in the Partnership from one Partner to another Partner, the Partners hereby agree to negotiate in good faith to defer the transfer of portions of the interest to be transferred so that the transfer of no portion (i.e., neither the deferred portion nor the non-deferred portion)
            - -
would cause the Partnership to terminate for U.S. tax purposes.

  Section 5.3.  Binding Agreement.  Any party or Person to whom a Partnership
                -----------------
interest is assigned shall be subject to and bound by all of the provisions of this Agreement as if originally a party to this Agreement.

  Section 5.4.  Liability Following Transfer or Assignment.  A Partner shall
                ------------------------------------------
have no liability hereunder (including, but not limited to, any liability as a surety) for any obligations accruing under or in connection with the Partnership after such Partner shall have transferred or assigned its entire Partnership interest in accordance with this Agreement.

  Section 5.5.  Permitted Transferees or Assignees.  Any transfer or assignment
                ----------------------------------
of all or part of a Partner's interest in the Partnership shall not be effective, without the consent of all of the non-transferring or non-assigning Partners. Without limitation to the foregoing, a transferee or assignee of a Partnership interest who does not receive such consent has no right to require that any information or account of Partnership transactions be disclosed, to inspect the Partnership's books, to vote on Partnership matters, to request a meeting of the Partnership or to exercise any of the other rights of a Partner other than to receive the share of cash and taxable income, gains, losses, deductions or credits to which his assignor or transferor would otherwise be entitled.


                                  ARTICLE VI

                             SCOPE OF PARTNERSHIP

  Section 6.1.  Liability to Partnership and Other Partners.  Except as
                -------------------------------------------
otherwise specifically provided in this Agreement or by further written agreement between the Partners, a Partner shall not act for, or assume any obligation or responsibility on behalf of, the other Partners or the Partnership. Each Partner hereby acknowledges, as among the Partners and the Partnership, responsibility for the liabilities and obligations of the Partnership incurred in accordance with the terms of this Agreement pro rata in proportion to its Partnership interest. In furtherance of the foregoing, if a Partner or any Affiliate of a Partner shall, within its authority as set forth in this Agreement or pursuant to a final judgment of a court of applicable jurisdiction, pay any amount on behalf or for the account of the Partnership with respect to (a) any liability, obligation, undertaking, damage or claim for which the Partnership shall or may, pursuant to this Agreement or other contract or applicable law, be liable or responsible, or (b) making good any loss or damage sustained by, or paying any duty, cost, claim or damage incurred by, the Partnership (each such item referred to in clauses (a) and (b) above being
                                           -----------     ---
hereinafter called a "Liability"), then the Partnership shall reimburse such Partner for such amount as shall have been so paid by such Partner. For purposes of this Article VI, any Liability arising as a result of the
                 ----------
insufficiency of any reserve established in connection with the dissolution of the Partnership shall in each case be deemed to be a Liability of the Partnership. No Partner shall be liable to any other Partner for any act undertaken by such Partner in accordance with the terms of the obligations of such Partner under this Agreement. Notwithstanding anything to the contrary contained in this
Section 7.1 or elsewhere in this Agreement, under no circumstances shall any Partner have any right, power or authority to pay any obligation of any other Partner or to use Partnership property or assets for the payment of any obligation of any Partner.

  Section 6.2.  Limitation on Liability of the Resident Representative;
                -------------------------------------------------------
Indemnification.  Notwithstanding anything to the contrary in this Article VI,
---------------                                                    ----------
neither the Resident Representative, nor any director, officer or employee of the Resident Representative, shall be liable for any action taken or omitted to be taken by them hereunder or in connection herewith, except for their own gross negligence, fraud or dishonesty. The Partners hereby agree to reimburse the Resident Representative, on demand, for all reasonable out-of-pocket costs and expenses incurred by the Resident Representative in connection with its duties hereunder, including without limitation all costs and expenses of the enforcement of this Agreement (including, without limitation, costs and expenses incurred by any agent employed by the Resident Representative) and agree to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless the Resident Representative (and any such agent) from and against any and all liability incurred by the Resident Representative (or such agent) hereunder or in connection herewith, unless, and solely to the extent that, such liability shall be due to gross negligence, fraud or dishonesty on the part of the Resident Representative or such agent.

  Section 6.3.  Indemnification.  The Partnership shall indemnify (which
                ---------------
indemnification shall survive any termination of this Agreement) and hold harmless each Partner and the Resident Representative, any Affiliate of any Partner or the Resident Representative and any trustee, officer, director, shareholder, employee or partner of any such Affiliate (the "Indemnified Parties") from and against any loss, expense, damage or injury suffered or sustained by any Indemnified Party by reason of any acts, omissions or alleged acts or omissions arising out of its activities on behalf of the Partnership or in furtherance of the interests of the Partnership, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the acts or omissions or alleged acts
                             --------
or omissions upon which such actual or threatened action, proceeding or claim is based were not due to any gross negligence, fraud or dishonesty on the part of the Indemnification Party.


                                  ARTICLE VII

                               FINANCIAL MATTERS

  Section 7.1.  Investments.  The funds of the Partnership shall be invested in
                -----------
Investments. All such investment activities shall be conducted by financial institutions or investment managers selected by a Partnership Majority.

  Section 7.2.  Books and Records of the Partnership; Fiscal Year.  The
                -------------------------------------------------
Partnership shall keep and maintain the books and records of the Partnership at the principal place of business of the Partnership. The fiscal year of the Partnership shall end on the 31st of December in each year. The books of the Partnership shall be kept on the cash basis or the accrual basis, and the Partnership shall be on the cash basis or accrual basis for U.S. tax purposes, as determined by a Partnership Majority. The books and records of the Partnership shall be audited at such times and by such accountants as shall be determined from time to time by a Partnership Majority, and until and subject to such determination, which may be for a restricted period, the parties hereto jointly and severally agree pursuant to the Act that no Financial Statement or auditor's report thereon otherwise required by the Act for any period need be prepared for the Partnership. The funds of the Partnership which are not invested in the Investments shall be deposited in such bank accounts or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by a Partnership Majority.



                                 ARTICLE VIII

                        DISSOLUTION OF THE PARTNERSHIP

  Section 8.1.  Exclusivity.  No act, thing, occurrence, event or circumstance
                -----------
shall cause or result in the dissolution of the Partnership, except the matters specified in Section 8.2 below.
             -----------

  Section 8.2.  Dissolution Events and Other Matters.  The happening of any one
                ------------------------------------
of the following events or other matters shall cause an immediate dissolution of the Partnership:

          (a) The bankruptcy, resignation, dissolution or expulsion of a Partner;

          (b) The sale of all or substantially all of the assets of the Partnership (except that if at least a portion of the purchase price of such sale is evidenced by a promissory note, the Partnership will not be dissolved by reason of such sale as long as the Partnership is the holder of such promissory note);

          (c) The agreement in writing by a Partnership Majority to dissolve the Partnership; or

          (d)  The expiration of the term of the Partnership pursuant to Section
                                                                        -------
     2.4 hereof.
     ---

  Without limiting the other provisions hereof, the admission of a new Partner shall not cause a dissolution of the Partnership.

  Section 8.3.  Post-Dissolution Matters.  Upon the occurrence of any of the
                ------------------------
events specified in Section 8.2 above, the Partners (who shall act by a
                    -----------
Partnership Majority) shall commence to wind up the affairs of the Partnership and to liquidate the Investments. The Partners and their successors and assignees shall continue to share profits, losses, credits and basis during the period of such liquidation in the same manner and proportion as immediately before the dissolution. Following the payment of all debts and liabilities of the Partnership (including any amounts owing to a Partner pursuant to loans described in Section 3.1(d) hereof) and all expenses of liquidation and subject
             --------------
to the right of a Partnership Majority to set up such cash reserves as and for so long as it or they may deem reasonably necessary, the proceeds of the liquidation and any other funds of the Partnership shall be distributed to the Partners (after deducting from a Partner's distributive share of such proceeds any sum such Partner owes the Partnership) in accordance with Section 3.2
                                                              -----------
hereof.

  Section 8.4.  Termination and Right to Distributions.  Upon the completion of
                --------------------------------------
the liquidation of the Partnership and the distribution of all Partnership funds, the Partnership shall terminate and a Partnership Majority shall execute any and all documents required in its or their judgment to effectuate the dissolution and termination of the Partnership. Each Partner shall look solely to the assets of the Partnership for all distributions with respect to the Partnership and its capital contribution thereto and its share of profits, losses, credits and basis thereof.

  Section 8.5.  Specified Liquidation.  Notwithstanding anything to the contrary
                ---------------------
in this Agreement, (a) upon Liquidation of the Partnership, the proceeds of such Liquidation shall be distributed in accordance with the positive Capital Account balances of the Partners and, upon Liquidation of any Partner's interest in the Partnership, the proceeds of such Liquidation shall be distributed in accordance with the positive Capital Account balance of such Partner, in each case as determined after taking into account all Capital Account adjustments for the Partnership fiscal year during which such Liquidation occurs (other than those adjustments made pursuant to this clause (a)), by the end of such fiscal year
                                  ----------
(or, if later, within 90 days after the date of such Liquidation); and (b) the Partners shall make such other adjustments to Capital Accounts and take such other actions by the end of such fiscal year (or, if later, within 90 days after the date of such Liquidation) which are necessary to cause the allocations of profits, losses, credits and basis contained in this Agreement to have "substantial economic effect" under Section 704(b) of the Code. "Liquidation" shall mean (i) when used with reference to the Partnership, the earlier of (1) the date upon which the Partnership is terminated under Section 708(b)(1) of the Code or (2) the date upon which the Partnership ceases to be a going concern, and (ii) when used with reference to any Partner, the earlier of (x) the date upon which there is a Liquidation of the Partnership or (y) the date upon which such Partner's entire interest in the Partnership is terminated other than by transfer, assignment or other disposition to a Person other than the Partnership.

                                  ARTICLE IX

                                 MISCELLANEOUS

  Section 9.1.  Notices.  Any notice which a Partner is required or may desire
                -------
to give any other Partner shall be given in writing, and may be given by personal delivery or by mailing the same by registered or certified mail, return receipt required, and shall in addition be sent by facsimile (with receipt of the facsimile confirmed) or by telephone, to the Partner to whom such notice is directed at the address of such Partner as kept at the registered office of the Partnership, subject to the right of a Partner to designate a different address for itself by notice similarly given. Any notice so given by mail shall be deemed to have been given on the tenth day after the same is deposited in the mail as registered or certified matter, addressed as above provided, with postage thereon fully prepaid or on the date, if earlier, a facsimile of, or telephone call describing, such notice is additionally received by the Partnership. Any such notice not given by registered or certified mail as aforesaid shall be deemed to be given upon receipt of the same by the party to whom the same is to be given. Any notice which a Partner is required or may desire to give the Partnership or which the Partnership is required or may desire to give a Partner shall be given in the same manner and shall be deemed to be given on the applicable effective date as hereinabove provided for notices between Partners. Each Partner shall promptly give notice to the Partnership in the foregoing manner of any attempt by another Person to obtain control of its assets.

  Section 9.2.  Amendment.  This Agreement may only be amended by a written
                ---------
consent executed (in one or more counterparts) by all the Partners; provided,
                                                                    --------
however, that, notwithstanding the foregoing, amendments may be made to this
-------
Agreement from time to time by a Partnership Majority, without the consent of all Partners, in order to cure any ambiguity or correct any mistake, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; provided, further, that no amendment shall be
                              --------  -------
adopted pursuant to the first proviso to this sentence unless the adoption thereof (a) is for the benefit of or not adverse to the interests of the Partners; (b) does not affect the intended distribution of cash or the intended allocation of profits and losses of the Partnership among the Partners; (c) does not affect the status of the Partnership as a partnership for U.S. Federal income tax purposes; and (d) does not require the Partnership or any of the Partners to submit to the laws of the United States or any state thereof.

  Section 9.3.  Waivers.  No waiver by a Partner or the Partnership of any
                -------
breach of this Agreement shall be deemed to be a waiver of any other breach of any kind or nature and no acceptance of payment or performance by a Partner or the Partnership after any such breach shall be deemed to be a waiver of any breach of this Agreement whether or not such Partner or the Partnership knows of such breach at the time it accepts such payment or performance. No failure or delay on the part of a Partner or the Partnership to exercise any right it may have shall prevent the exercise thereof by such Partner or the Partnership, and no such failure or delay shall operate as a waiver of any default.

  Section 9.4.  Integration.  This Agreement constitutes the entire agreement
                -----------
among the parties concerning the subject matter hereof. This Agreement supersedes any prior agreements or understandings among the parties concerning the subject matter hereof.

  Section 9.5.  Interpretation.  Captions and headings contained in this
                --------------
Agreement in no way define, limit or extend the scope or intent of this Agreement or affect in any way the interpretation or construction of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or circumstances, shall be held invalid, the remainder of this Agreement, or the application of such provision to other Persons or circumstances, shall not be affected thereby. All nouns and pronouns, where the context so requires, shall be deemed to include the masculine, feminine or neuter gender, and the singular or plural number. All references in this Agreement to "this Agreement" or to any portion of this Agreement shall be deemed to refer to this Agreement as it may have been amended, modified, restated and the like from time to time.

  Section 9.6.  Governing Law.  This Agreement and the rights and obligations of
                -------------
the parties hereunder shall be governed by and interpreted in accordance with the laws of Bermuda.

  Section 9.7.  Successors.  Except as herein otherwise specifically provided,
                ----------
this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and assigns.

  Section 9.8.  Execution in Counterparts.  This Agreement (including any
                -------------------------
amendment hereto) may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

  Section 9.9.  Arbitration. Disputes arising out of, or in connection with,
                -----------
this Agreement shall be subject to arbitration in Bermuda under the provisions of the Bermuda International Arbitration and Cancellation Act of 1993 of Bermuda.

  Section 9.10. Remedies.  If the Partnership or any party hereto obtains a
                --------
judgment against any other party by reason of breach of this Agreement or failure to comply with the provisions hereof, reasonable attorneys' fees and expenses as fixed by the court shall be included in such judgment. Each Partner shall be entitled to maintain, on its own behalf or on behalf of the Partnership, any action or proceeding against any other Partner or the Partnership (including, without limitation, any action for damages, specific performance or declaratory relief) for or by reason of breach by such party of this Agreement, notwithstanding the fact that any or all of the parties to such proceeding may then be Partners in the Partnership, and without dissolving the Partnership as a partnership. No remedy conferred upon the Partnership or any Partner in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute (subject, however, to the limitations expressly herein set forth).

  Section 9.11.  Power of Attorney.  Each Partner, by its execution hereof,
                 -----------------
hereby irrevocably makes, constitutes and appoints the Representative Partner and the Resident Representative, and each of the officers and directors as its true and lawful agents and attorneys-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) this Agreement; (ii) any amendment to this Agreement which has been adopted as herein provided; (iii) the original certificate of Exempted Partnership and all amendments thereto required or permitted by law or the provisions of this Agreement; (iv) all certificates required or desirable in connection with distributions by the Partnership to the Partners and other certificates and instruments deemed advisable by the Resident Representative to carry out the provisions of this Agreement and any applicable law or to permit the Partnership to carry on business in each jurisdiction where the Partnership may be doing business; (v) all instruments which the Resident Representative deems appropriate to reflect a change or modification of this Agreement or the Partnership in accordance with this Agreement, including, without limitation, the admission of new Partners or the substitution of assignees as Partners pursuant to the provisions of this Agreement; (vi) all conveyances and other instruments or papers deemed advisable by the Resident Representative, including, without limitation, those to effect the dissolution and termination of the Partnership; (vii) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership; and
(viii) all other instruments or papers which may be required or permitted by law to be filed on behalf of the Partnership.

  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                   Overseas Partners Ltd.


                                   By:  /s/ Bruce M. Barone
                                        -------------------
                                   Name Printed:  Bruce M. Barone
                                   Title:  President and CEO


                                   Overseas Partners Re Ltd.


                                   By: /s/ Leopold A. Schmidt
                                       ----------------------
                                   Name Printed:  Leopold A. Schmidt
                                   Title:  Vice President - Finance


                                   RESIDENT REPRESENTATIVE:


                                   By:___________________________________
                                   Name Printed:_________________________
                                   Title:________________________________

                              __________________

                                   EXHIBIT A
                                   ---------

                            Partnership Shares and
                         Initial Capital Contributions
                         -----------------------------

                                   Partnership    Initial Capital
Name of Partner                       Share        Contributions
---------------                    -----------    ---------------
Overseas Partners Ltd.                75.27%      $1,306,338,762


Overseas Partners Re Ltd.             24.73%      $  429,163,887


Total:                               100.00%      $1,735,502,649

______________________________________
/1/  G shared /Corp/Legal/AgrgePar.doc